Product Warranties	12 Months Ended
Sep. 30, 2020
Product Warranties Disclosures [Abstract]
Product Warranties
9. PRODUCT WARRANTIES
The Company provides product assurance warranties of various lengths ranging from 5 years to lifetime for limited coverage for a variety of material and workmanship defects based on standard terms and conditions between the Company and its customers. Warranty coverage depends on the product involved.
The warranty reserve activity was as follows (in thousands):

	As of September 30,
	2020	2019
Beginning balance	$11,133	$9,304
Adjustments to reserve	2,710	4,503
Warranty claims payment	(3,159)	(2,927)
Accretion — purchase accounting valuation	229	253

Ending balance	10,913	11,133
Current portion of accrued warranty	(2,921)	(2,543)

Accrued warranty — less current portion	$7,992	$8,590

TimberTech Warranties and Related Indemnification
In connection with the acquisition of TimberTech on September 21, 2012 and the acquisition of CPG International LLC on September 30, 2013, the Company recognized the fair value of the related warranty liabilities calculated as the net present value of the expected costs to settle all future warranty claims for products sold prior to the acquisition dates. The Company records accretion expense in “Cost of sales” in the Consolidated Statement of Comprehensive Income (Loss) in order to increase the value of the liability to reflect the future value of the warranty claims when they are actually settled. In addition, the Company records estimated warranty claims obligations related to current sales on an ongoing basis for the TimberTech product line.
Pursuant to the TimberTech purchase agreement, the seller, Crane Group Companies Limited (“Crane”), also agreed to indemnify the Company for claims made up to seven years after the acquisition date for the majority of the costs to settle warranty claims for certain identified problems related to two products which have exhibited a high number of claims related to scorching and fading defects. The products were produced between 2010 and 2011 and have not been sold by the Company since 2011. Similar to its recognition of the warranty liability, the Company recorded an indemnification receivable from Crane on the acquisition date equal to the fair value of the indemnification calculated as the net present value of the expected indemnification payments to be received in the future. At September 30, 2020, $1.8 million was classified as Other Current Assets. As of September 30, 2019, $1.3 million was classified as Other Current Assets and $0.5 million was classified as Other Assets
(non-current).
Due to a dispute by Crane of its ongoing obligations, the Company has a full reserve recorded against the amount receivable.
The Company will continue to monitor the actual cost to settle warranty claims in the future and will make adjustments to the warranty liability and indemnification receivable if needed. The indemnification period expired on September 21, 2019. Crane disputes the scope of its past indemnification obligations and the Company cannot predict the outcome of the dispute. The Company may need to record additional charges to the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Balance Sheets related to the reserve and any obligations as a result of the indemnification dispute in future periods.